UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 1, 2010

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri 63124
(Address of principal executive offices)		(Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act.

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

                On September 1, 2010, the Board of Directors (the “Board”) of LaBarge, Inc. (the “Company”) approved salary increases for each of the named executive officers. The salary increases are effective as of June 28, 2010, the beginning of the Company’s 2011 fiscal year. Effective as of June 28, 2010, the salaries of the Company’s named executive officers are as follows:

Name	Salary

Craig E. LaBarge	$571,500
Randy L. Buschling	$390,000
Donald H. Nonnenkamp	$327,500
John R. Parmley	$268,500
Teresa K. Huber	$260,000

In addition, on September 1, 2010, the Board approved annual incentive bonus payments to the Company’s named executive officers in the following amounts:

Name	Salary

Craig E. LaBarge	$305,000
Randy L. Buschling	$247,500
Donald H. Nonnenkamp	$155,000
John R. Parmley	$142,500
Teresa K. Huber	$118,500

The bonuses will be paid on September 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2010

LaBARGE, INC.

By: /s/Donald H. Nonnenkamp
Name: Title:	Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary